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                                                                    Exhibit 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 of our report dated February 1, 2001 relating to the financial statements of Chordiant Software, Inc., which appears in the Annual Report on Form 10-K of Chordiant Software, Inc for the year ended December 31, 2000.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

San Jose, California
May 3, 2001